                                                                    Exhibit 31.2

              Certification of Chief Financial Officer Pursuant to
              Securities Exchange Act Rules 13a-15(e) and 15d-15(e)
                             as Adopted Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

         I, Robin Cohan,  Chief Financial  Officer of Tropical  Sportswear Int'l
Corporation, certify that:

        1.       I  have reviewed this quarterly report on Form 10-Q of Tropical
Sportswear Int'l Corporation;

        2.       Based  on  my knowledge, this quarterly report does not contain any  untrue statement  of  a  material  fact or omit to  state a  material  fact necessary to make  the statement made, in light of the circumstances under which such statements  were made,  not  misleading  with respect to the period covered by this quarterly report;

        3.       Based  on  my  knowledge,  the financial  statements, and other financial information  included in this quarterly  report, fairly present in all material respects  the  financial  condition,  results  of  operations  and cash
flows  of registrant as of, and for, the periods   presented  in  this quarterly
report;

        4.      The registrant's other certifying officers and I are responsible for establishing  and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and we have:

         a) Designed such  disclosure  controls and  procedures,  or caused such disclosure  controls and  procedures to be designed  under our  supervision,  to ensure that  material  information  relating to the  registrant,  including  its
consolidated  subsidiaries,   is  made  known  to  us  by  others  within  those
entities,  particularly  during  the period in which  this  quarterly  report is being prepared;

         b)  Evaluated  the   effectiveness  of  the   registrant's   disclosure
controls and procedures and presented in this quarterly  report our  conclusions about the  effectiveness  of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

         c)  Disclosed  in this report any change in the  registrant's  internal control over financial  reporting  that occurred  during the  registrant's  most recent fiscal  quarter (the  registrant's  fourth fiscal  quarter in the case of an annual  report) that has  materially  affected,  or is  reasonably  likely to materially affect, the registrant's internal controls over financial reporting.

             5.   The  registrant's   other  certifying   officers  and  I  have
disclosed,  based  on our most  recent  evaluation,  of  internal  control  over financial reporting,  to the registrant's  auditors and that the audit committee of the  registrant's  board of directors (or persons  performing  the equivalent functions):

         a) All significant  deficiencies and material  weaknesses in the design
or  operation  of  internal   controls  over  financial   reporting   which  are
reasonably  likely to  adversely  affect  the  registrant's  ability  to record, process, summarize and report financial information; and

         b) Any fraud,  whether or not  material,  that  involves  management or other  employees  who  have a  significant  role  in the  registrant's  internal controls over financial reporting.

         Date: August 11, 2004

         By:  /s/ Robin Cohan
              Robin Cohan
              Chief Financial Officer